UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of report (Date of earliest event reported): May 5, 2005
                                                  -----------

                            Capital Solutions I, Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
          Delaware                     0-9879                  13-2648442
--------------------------------------------------------------------------------
(State or Other Jurisdiction        (Commission               (IRS Employer
      of Incorporation)             File number)            Identification No.)

6915 Red Road, Suite 222, Coral Gables, Florida                   33143
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code: (305) 666-6565
                                                  ----------------


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(C) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Share Exchange Agreement

On May 5, 2005, Capital Solutions I, Inc. (the "Company") entered into a Share-For-Share Exchange Agreement (the "Share Exchange Agreement"), with Bedrock Holdings, Inc. ("Bedrock"), together with each of the Bedrock Shareholders and certain other individuals.

Pursuant to the terms of the Share Exchange Agreement, the Company will acquire Bedrock by issuing 300,000,000 shares of its common stock to the Bedrock Shareholders and certain other individuals in exchange for all of their shares in Bedrock.

The parties have made the customary representations and warranties and covenants in the Share Exchange Agreement.

The closing of the transaction is anticipated to be on May 16, 2005, subject to certain conditions.

In addition, pursuant to the terms of the Share Exchange Agreement, each party has agreed to indemnify the other for an agreed upon period following the Closing for losses arising from, among other things, such party's breach of its representations, warranties or covenants under the Share Exchange Agreement and certain other matters, subject to limitation in accordance with an agreed upon deductible and cap on indemnifiable losses.

A copy of the Share Exchange Agreement is attached as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Share Exchange Agreement is qualified in its entirety by reference to the full text of the Share Exchange Agreement.


ITEM 9.01.  EXHIBITS

(c) Exhibits

Exhibit No.       Description
-----------       -----------

   2.1 Share Exchange Agreement, dated May 5, 2005 by and between the Registrant and Bedrock Holdings, Inc.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Capital Solutions I, Inc.


Date:  05/09/2005                           By: /s/ CHRISTOPHER ASTROM
      -------------                            -------------------------------

                                            Name: Christopher Astrom
                                                 -----------------------------

                                            Title: President
                                                  ----------------------------

                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       --------------------------------------------

   2.1 Share Exchange Agreement, dated May 5, 2005 by and between the Registrant and Bedrock Holdings, Inc